Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

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         Parent                     Subsidiary       Ownership      Organization
--------------------------      -----------------    ---------      ------------

ALLIED FIRST BANCORP, INC.      ALLIED FIRST BANK       100%           Federal